================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                               TRANSGENOMIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware               000-30975                 911789357
      --------------           ------------        ----------------------
        (State of              (Commission             (IRS Employer
      Incorporation)           File Number)        Identification Number)

          12325 Emmet Street, Omaha, Nebraska                68164
        ----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)

                                 (402) 452-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On August 10, 2006, the Registrant's common stock began trading on the Nasdaq Capital Market (the "Capital Market"). On August 15, 2006, the Registrant was notified by Nasdaq that it met all initial inclusion criteria for the Capital Market under Marketplace Rule 4310(c), except for the $1.00 per share minimum bid price. Nasdaq provided the Registrant with a period of 180 calendar days, or until February 12, 2007, to attain compliance with this inclusion criteria. The Registrant may attain compliance with the minimum bid price requirement if, at any time before February 12, 2007, the bid price of the Registrant's common stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days. The Registrant has not determined an action or response to the notice as of the time of this filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.1  PRESS RELEASE DATED AUGUST 16, 2006

99.1 Press Release, dated August 16, 2006, announcing the Registrant's transfer to the Capital Market and that the Registrant has been provided an additional 180 calendar day period, or until February 12, 2007, to attain compliance with the minimum bid requirement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 16, 2006                               TRANSGENOMIC, INC.


                                                     By: /s/ Michael Summers
                                                         -----------------------
                                                         Michael Summers,
                                                         Chief Financial Officer